                       AMERICAN CENTURY MUTUAL FUNDS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                       AMERICAN CENTURY AVANTI FUNDS, INC.
                                  ("The Funds")

                                   RESOLUTION

WHEREAS:

*    Pursuant to a  duly-executed  Power of  Attorney,  certain  officers of the
     Funds have  appointed  David C. Tucker,  Charles A.  Etherington,  David H.
     Reinmiller,  Charles C.S. Park,  Janet A. Nash, Brian L. Brogan and Otis H.
     Cowan, each of them singly, their true and lawful  attorneys-in-fact,  with full power of substitution, and with full power to each, for the purpose of signing on their behalf registration  statements and other documents of the
     Funds for the purpose of  complying  with all laws  relating to the sale of securities of the Funds and to do all such things in their names and behalf in connection therewith.

*    Such  attorneys-in-fact  may, from time to time, sign documents,  including registration  statements and amendments  thereto, on behalf of officers who have appointed them.

RESOLVED,  that the board hereby authorizes such  attorneys-in-fact  to sign the documents  of  the  Funds,  including  registration  statements  and  amendments thereto,  pursuant to the Powers of Attorney so executed by the  officers of the
Funds.

         WITNESS our hands on this 15th day of November, 2002.

/s/James E. Stowers, Jr.         /s/D. D. (Del) Hock
James E. Stowers, Jr.            D. D. (Del) Hock

/s/James E. Stowers III          /s/Donald H. Pratt
James E. Stowers III             Donald H. Pratt

/s/Thomas A. Brown               /s/Gale E. Sayers
Thomas A. Brown                  Gale E. Sayers

/s/Andrea C. Hall                /s/M. Jeannine Strandjord
Andrea C. Hall                   M. Jeannine Strandjord

                                /s/Timothy S. Webster
                                Timothy S. Webster

                                POWER OF ATTORNEY

 We, the undersigned Officers, Directors of the following investment companies:

                       American Century Mutual Funds, Inc.
                    American Century World Mutual Funds, Inc.
                    American Century Capital Portfolios, Inc.
               American Century Strategic Asset Allocations, Inc.
                   American Century Variable Portfolios, Inc.
                       American Century Avanti Funds, Inc.
                                  ("The Funds")

hereby constitute and appoint David C. Tucker, Charles A. Etherington,  David H.
Reinmiller, Charles C.S. Park, Janet A. Nash, Brian L. Brogan and Otis H. Cowan,
each of them singly, our true and lawful  attorneys-in-fact,  with full power of substitution, and with full power to each of them, (a) to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on
Form  N-1A,  Form  N-8A  or  any  successor  thereto,  any  and  all  subsequent
Amendments,  Pre-Effective  Amendments,  or  Post-Effective  Amendments  to said
Registration  Statements on Form N-1A or any successor thereto, any Registration
Statements on Form N-14, and any supplements or other  instruments in connection therewith;  (b) to make, file,  execute,  amend and withdraw  documents of every kind, and to take other action of whatever kind they may elect,  for the purpose of complying with all laws relating to the sale of securities of the Funds;  and
(c)  generally  to do all such  things  in our names  and  behalf in  connection therewith as said  attorneys-in-fact  deem necessary or  appropriate,  to comply with the provisions of the Securities Act of 1933 and the Investment Company Act
of 1940, and all related requirements of the Securities and Exchange Commission.
I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after November 15, 2002.

     WITNESS our hands on this 15th day of November, 2002.

                   Signature and Title

/s/James E. Stowers, Jr.           /s/D. D. (Del) Hock
James E. Stowers, Jr.              D. D. (Del) Hock

/s/James E. Stowers III            /s/Donald H. Pratt
James E. Stowers III               Donald H. Pratt

/s/Thomas A. Brown                 /s/Gale E. Sayers
Thomas A. Brown                    Gale E. Sayers

/s/Andrea C. Hall                  /s/M. Jeannine Strandjord
Andrea C. Hall                     M. Jeannine Strandjord

                                   /s/Timothy S. Webster
                                   Timothy S. Webster